EXHIBIT 99.3



            UPPER VALLEY BANCORP, INC. AND SUBSIDIARY
                   CONSOLIDATED BALANCE SHEETS
            (Dollars in thousands, except per share)
               JUNE 30, 1998 AND DECEMBER 31, 1997

                             ASSETS

                                          June 30,   December 31,
                                            1998         1997
                                         (unaudited)
Cash and due from Banks                   $  5,569     $  5,317
Federal funds sold                           8,487        2,860
Investments:
  Held to maturity (market value
    $16,688, 1997 and $25,671, 1998)        25,554       16,331
  Available for sale                        62,109       67,329

Loans                                      160,678      156,984
Less allowance for loan losses              (2,010)      (1,866)

    Net loans                              158,668      155,118

Accrued interests receivable                 2,236        2,139
Premises and equipment                       4,499        4,310
Other assets                                 4,411        5,910

      Total assets                        $271,533     $259,314

              LIABILITIES AND STOCKHOLDERS' EQUITY

Deposits:
  Non-interest bearing                    $ 20,081     $ 19,347
  Interest bearing                         174,785      173,345

      Total deposits                       194,866      192,692

Borrowed funds                              50,000       40,000
Accrued interest payable                     1,197          935
Other liabilities                              520        1,380

      Total liabilities                    246,583      235,007

Stockholders' equity:
  Common stock, par value $.50 per
    share, authorized 2,000,000 shares;
    issued and outstanding 1,000,732,
    1998; 1,000,559, 1997                      504          500
  Additional paid in capital                 1,993        1,833
Retained earnings                           22,452       22,026
Net unrealized gain (loss) on
  available for sale securities                  1          (52)
<PAGE 1>

      Total stockholders' equity            24,950       24,307

      Total liabilities and
        stockholders' equity              $271,533     $259,314

         See notes to consolidated financial statements.

            UPPER VALLEY BANCORP, INC. AND SUBSIDIARY
   CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
            (Dollars in thousands, except per share)
             SIX MONTHS ENDED JUNE 30, 1998 AND 1997

                                             Six months ended
                                          June 30,      June 30,
                                           1998          1997
                                        (unaudited)   (unaudited)
Interest income:
  Loans
    Taxable                               $6,624        $6,434
    Tax-exempt                               128           113
  Investments:
    Taxable                                1,921         2,279
    Tax-exempt                               652           374
  Federal funds sold                         245           163
      Total interest income                9,570         9,363
Interest expense:
  Savings deposits                           594           606
  Time deposits                            3,379         3,485
  Borrowed funds                           1,379           977
      Total interest expense               5,352         5,068

Net interest income                        4,218         4,295
Provision for loan losses                    180           300

Net interest income after provision
  for loan losses                          4,038         3,995
Other income:
  Service charges and fees                   134           129
  Trust fees                                 247           163
  Securities, gains (losses), net             28          (105)
  Other income                                82            88
      Total other income                     491           275

Other expenses:
  Salaries, wages and benefits             1,585         1,282
  Occupancy Expense                          568           571
  Other expenses                           1,317         1,265
    Total other expenses                   3,470         3,118

Income before income taxes                 1,059         1,152
Provision for income tax expense             246           197

Net income                                $  813        $  955

Basic income per share                    $  .81        $  .96

Diluted income per share                  $  .79        $  .95

Net income (from above)                   $  813        $  955

Other comprehensive income (loss):  <PAGE 3>
  Unrealized gains (losses) on investment
    securities available for sale            (30)         (343)

  Income tax expense (benefit) related
    to other comprehensive income             83            54

Other comprehensive income (loss),
  net of income tax                           53          (289)

    Comprehensive income                  $  866        $  666

         See notes to consolidated financial statements.

            UPPER VALLEY BANCORP, INC. AND SUBSIDIARY
    CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
            (Dollars in thousands, except per share)
                 SIX MONTHS ENDED JUNE 30, 1998
                           (Unaudited)

                                                 Net
                                             unrealized
                                                gain
                                              (loss) on
                       Additional             available
               Common   paid in    Retained   for sale
               Stock    capital    earnings  securities   Total
Balances,
  December 31,
  1997          $500     $1,833     $22,026    $(52)     $24,307

Net income                              813                  813

Exercise of
  stock
  options          4        160                              164

Cash dividends
  $.22 per
  share                                (387)                (387)

Net unrealized
  gain                                           53           53

Balances,
  March 31,     ____     ______     _______    ____      _______
  1998          $504     $1,993     $22,452    $  1      $24,950

         See notes to consolidated financial statements.

            UPPER VALLEY BANCORP, INC. AND SUBSIDIARY
              CONSOLIDATED STATEMENTS OF CASH FLOWS
                     (Dollars in thousands)
             SIX MONTHS ENDED JUNE 30, 1998 AND 1997


                                        Six months ended June 30,
                                          1998            1997
                                      (unaudited)     (unaudited)
Operating activities:
  Net income                            $    813        $    955
  Adjustments to reconcile net income
    to net cash provided by operating
    activities:
    Provision for loan losses                180             300
    Depreciation and amortization of
      investment securities, bank
      premises, leasehold improvements
      and furniture and equipment            248             244
    Decrease in interest receivable
      and other assets                       611              14
    (Decrease)/Increase in interest
      payable and other liabilities         (543)          3,549

Net cash provided by operating
  activities                               1,309           5,602

Investing activities:
  Purchases of securities held to
    maturity                             (12,426)        (16,558)
  Purchases of securities available
    for sale                             (25,564)        (16,636)
  Proceeds from maturities of
    securities                            34,066          31,198
  Net increase in loans                   (3,789)         (9,727)
  Purchases of bank premises,
    leasehold improvements and
    furniture and equipment - net            (48)           (191)
  Sales of assets acquired through
    foreclosure                              435             430

Net cash (used in) provided by
  investing activities                    (7,326)        (11,484)

Financing activities:
  Net (decrease)/increase in non-
    interest-bearing demand deposits
    and interest-bearing deposits          2,173            (948)
  Proceeds from federal funds purchased
    and other borrowed money              10,000           3,000
  Proceeds of stock issued                   164              --
  Dividends paid                            (441)           (440)

Net cash provided by (used in)  <PAGE 6>
  financing activities                    11,896           1,612

Increase in cash and cash equivalents      5,879          (4,810)
Cash and cash equivalents at beginning
  of period                                8,177          14,470

Cash and cash equivalents at end of
  period                                  14,056           9,930

Cash paid during the period:
  Interest                              $  5,216        $  4,995
  Federal income taxes                       275             194

Noncash transactions:
  Transfer of loans to real estate
    owned other than bank premise       $     59        $    530
  Net unrealized gain on securities
    available for sale, net of tax      $     53        $    343

            UPPER VALLEY BANCORP, INC. AND SUBSIDIARY
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
            (Dollars in thousands, except per share)

1.   Basis of presentation:

     The accompanying unaudited consolidated financial statements of Upper Valley and subsidiary, NBO (collectively, "Upper Valley") have been prepared in conformity with generally accepted accounting principles ("GAAP"). In the opinion of management, all normal recurring adjustments necessary for fair presentation of the financial position and results of operations for the periods have been included. All significant intercompany balances and transactions have been eliminated in the consolidation. Prior-period amounts are reclassified when necessary to conform with the current year's presentation.

     The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported periods. Actual results could differ from those estimated.

2.   Earnings per common share and capital structure:

     Upper Valley adopted Statement of Financial Accounting Standards ("SFAS") No. 128, "Earnings per Share," on December 31, 1997. Under SFAS No. 128, two earnings per share ("EPS") calculations are required, basic EPS, which is computed by dividing net income by weighted-average common shares outstanding, and dilutive EPS, which is based on the weighted-average common shares outstanding plus all dilutive potential common shares outstanding.

     Basic income per share is computed by dividing earnings applicable to common shareholders by the weighted average number of common shares outstanding. The weighted average number of shares outstanding at June 30, 1998 and 1997 were 1,007,732 and 1,000,000, respectively. Diluted income per share is similar to basic income per share except that the weighted average of common shares outstanding is increased to include the number of additional common shares that would have been outstanding if the dilutive potential common shares had been issued.

     The following is a reconciliation of the numerators and denominators of the basic and diluted EPS computations for "net income."
  <PAGE 8>
                                            June 30, 1998
                                                        Per-share
                                   Income     Shares      amount
Basic EPS
  Net income which is income
    available to common
    stockholders                    $813    1,007,732      $.81

Effect of Dilutive Securities
  Stock Options                                21,608

Diluted EPS
  Income available to common
    stockholders                    $813    1,029,340      $.79


                                            June 30, 1997
                                                        Per-share
                                   Income     Shares      amount
Basic EPS
  Net income which is income
    available to common
    stockholders                    $955    1,000,000      $.96

Effect of Dilutive Securities
  Stock Options                                 7,745

Diluted EPS
  Income available to common
    stockholders and assumed
    conversions                     $955    1,007,745      $.95

     Simultaneously with its adoption of SFAS No. 128, Upper Valley also adopted SFAS No. 129, "Disclosure of Information about Capital Structure." This Statement did not establish any new standards but rather codifies certain previously-required disclosures regarding the pertinent rights and privileges of the various components of an entity's capital structure. Since this Statement contained no change in disclosure requirements, Upper Valley's adoption had no effect on financial statement presentation.

3.   Comprehensive income:

     Upper Valley adopted SFAS No. 130, "Reporting Comprehensive Income," on January 1, 1998. This Statement established standards for reporting and display of comprehensive income. Comprehensive income is defined as the change in equity of a business enterprise during a period from transactions and other events and circumstances from nonowner sources. All items required to be recognized as components of comprehensive income are to be reported in a financial statement that is displayed with the same prominence as other financial statements. Upper Valley elected to disclose the components of comprehensive income for the
     <PAGE 9> quarters ended June 30, 1998 and 1997 in its
     Consolidated Statements of Income and Comprehensive Income.

4.   Segment disclosure:

     Upper Valley adopted SFAS No. 131, "Disclosures About segments of an Enterprise and Related Information," on January 1, 1998. This Statement established standards for the way public companies report information about operating segments in interim financial reports issued to stockholders. It also establishes standards for related disclosures regarding products and services, geographic areas and major customers. SFAS No. 131 need not be applied to interim financial statements in the initial year of its application, therefore adoption of this statement had no impact on the accompanying consolidated financial statements.

5.   Employee benefit plans:

     Upper Valley adopted SFAS No. 132, "Employers' Disclosures about Pensions and Other Postretirement Benefits," on January 1, 1998. This Statement: (i) revises employers' disclosures about pension and other postretirement benefit plans; (ii) standardizes the disclosure requirements for benefits of such plans; (iii) requires additional information on changes in the benefit obligations and fair value of plan assets that will facilitate financial analysis; and (iv) eliminates certain disclosures that are no longer useful. Most of the changes in the disclosure provisions of this Statement address defined benefit plans. Upper Valley's adoption of SFAS No. 132 had no effect on disclosure requirements nor did it have any effect on operating results or financial position.

6.   Investments:

     During the first quarter of 1998, Upper Valley sold approximately $5,881,000 in securities from the held to maturity portfolio. This sale was conducted in accordance with the provisions of FASB 115 due to the pending merger transaction. The sale allowed Upper Valley to maintain and improve its existing interest rate position through reinvestment of the sale funds.

7.   Borrowings:

     During the first quarter of 1998, Upper Valley borrowed
     $10 million from the Federal Home Loan Bank at a blended first year rate of approximately 5%. $5 million matures in 7 years and $5 million matures in 10 years. There were no significant changes in borrowings during the second quarter of 1998.
  <PAGE 10>
8.   Recent Acquisition:

     On October 15, 1997, the Company entered into a definitive agreement to merge with First Jermyn. The transaction was completed on June 30, 1998. Under the terms of the agreement, Upper Valley's shareholders received .689 shares of First Jermyn Common Stock for each Upper Valley share owned. The transaction was accounted for as a pooling-of-interests. The total value of the transaction was approximately $52.1 million based upon First Jermyn's stock price prior to completion of the acquisition. The transaction created a company with approximately
     $609 million in assets and $56 million in total shareholder's equity. <PAGE 11>